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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 9, 2007
                                                 (January 5, 2007)

                              CONCORD CAMERA CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)



       New Jersey                                        13-3152196
-------------------------------                   -----------------------------
(State or other jurisdiction                         (I.R.S. Employer
 of incorporation)                                   Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)


         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On January 5, 2007, the Compensation and Stock Option Committee of the Board of Directors (the "Board") of Concord Camera Corp. (the "Company") approved an increase in the annual base salary from $250,000 to $275,000, effective January 1, 2007, of each of Gerald J. Angeli, a Senior Vice President of the Company and its Director of Operations, and Urs W. Stampfli, a Senior Vice President of the Company and its Director of Global Sales and Marketing.

Additionally, the Company extended the term of Mr. Stampfli's employment from January 1, 2007 to January 1, 2008.

Copies of the amendments to each of Mr. Angeli's and Mr. Stampfli's Terms of Employment with the Company that reflect the above actions (collectively, the "Amendments") are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference. In case of any inconsistency between the discussion of the terms of the Amendments provided herein and the provisions of the Amendments, the provisions thereof shall govern.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit    Description
No.        of Exhibit
---        ----------

10.1 Amendment No. 6 to Terms of Employment of Gerald J. Angeli with Concord Camera Corp., effective as of January 1, 2007

10.2 Amendment No. 5 to Terms of Employment of Urs. W. Stampfli with Concord Camera Corp., effective as of January 1, 2007



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONCORD CAMERA CORP.


Date:  January 9, 2007                     By:    /s/ Scott L. Lampert
                                               ---------------------------------
                                               Scott L. Lampert, Vice President,
                                               General Counsel and Secretary

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